Securities, 424I - Securities, 424I: 1	Mar. 26, 2026 USD ($)
Securities, 424I Table
Security Class Title	Shares of Beneficial Interest
Aggregate Sales Price	$ 1,507,961,835.00
Aggregate Redeemed or Repurchased, FY	1,735,385,478.00
Aggregate Redeemed or Repurchased, Prior FY	295,164,684.00
Redemption Credits	(522,588,327.00)
Net Sales	$ 0.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 0.00